Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2012		2011		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$16,475	100.0	$16,597	100.0	(0.7)
Cost of products sold	5,143	31.2	5,172	31.2	(0.6)
Selling, marketing and administrative expenses	4,965	30.1	5,215	31.4	(4.8)
Research and development expense	1,766	10.7	1,882	11.3	(6.2)
In-process research and development	429	2.6	—	—
Interest (income) expense, net	129	0.8	111	0.7
Other (income) expense, net	2,008	12.2	206	1.3
Restructuring expense	—	—	589	3.5
Earnings before provision for taxes on income	2,035	12.4	3,422	20.6	(40.5)
Provision for taxes on income	627	3.9	646	3.9	(2.9)
Net earnings	$1,408	8.5	$2,776	16.7	(49.3)

Net earnings per share (Diluted)	$0.50		$1.00		(50.0)

Average shares outstanding (Diluted)	2,798.2		2,781.3

Effective tax rate	30.8%		18.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$4,646	28.2	$4,413	26.6	5.3
Net earnings	$3,644	22.1	$3,548	21.4	2.7
Net earnings per share (Diluted)	$1.30		$1.28		1.6
Effective tax rate	21.6%		19.6%

(1) See Reconciliation of Non-GAAP Financial Measures.
(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2012		2011		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$32,614	100.0	$32,770	100.0	(0.5)
Cost of products sold	10,058	30.8	9,950	30.4	1.1
Selling, marketing and administrative expenses	9,980	30.6	10,271	31.3	(2.8)
Research and development expense	3,411	10.5	3,620	11.0	(5.8)
In-process research and development	429	1.3	—	—
Interest (income) expense, net	259	0.8	215	0.7
Other (income) expense, net	1,397	4.3	193	0.6
Restructuring expense	—	—	589	1.8
Earnings before provision for taxes on income	7,080	21.7	7,932	24.2	(10.7)
Provision for taxes on income	1,762	5.4	1,680	5.1	4.9
Net earnings	$5,318	16.3	$6,252	19.1	(14.9)

Net earnings per share (Diluted)	$1.91		$2.25		(15.1)

Average shares outstanding (Diluted)	2,792.4		2,778.1

Effective tax rate	24.9%		21.2%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$9,574	29.4	$9,269	28.3	3.3
Net earnings	$7,448	22.8	$7,295	22.3	2.1
Net earnings per share (Diluted)	$2.67		$2.63		1.5
Effective tax rate	22.2%		21.3%

(1) See Reconciliation of Non-GAAP Financial Measures.
(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,313	1,339	(1.9)%	(1.9)	—
International	2,306	2,454	(6.0)	2.0	(8.0)
	3,619	3,793	(4.6)	0.6	(5.2)

Pharmaceutical
U.S.	3,094	3,239	(4.5)	(4.5)	—
International	3,197	2,994	6.8	15.5	(8.7)
	6,291	6,233	0.9	5.1	(4.2)

Med Devices & Diagnostics
U.S.	2,953	2,869	2.9	2.9	—
International	3,612	3,702	(2.4)	3.8	(6.2)
	6,565	6,571	(0.1)	3.4	(3.5)

U.S.	7,360	7,447	(1.2)	(1.2)	—
International	9,115	9,150	(0.4)	7.1	(7.5)
Worldwide	$16,475	16,597	(0.7)%	3.5	(4.2)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$2,629	2,684	(2.0)%	(2.0)	—
International	4,585	4,791	(4.3)	1.2	(5.5)
	7,214	7,475	(3.5)	—	(3.5)

Pharmaceutical
U.S.	6,120	6,630	(7.7)	(7.7)	—
International	6,304	5,662	11.3	17.3	(6.0)
	12,424	12,292	1.1	3.9	(2.8)

Med Devices & Diagnostics
U.S.	5,830	5,741	1.6	1.6	—
International	7,146	7,262	(1.6)	2.2	(3.8)
	12,976	13,003	(0.2)	1.9	(2.1)

U.S.	14,579	15,055	(3.2)	(3.2)	—
International	18,035	17,715	1.8	6.8	(5.0)
Worldwide	$32,614	32,770	(0.5)%	2.2	(2.7)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$7,360	7,447	(1.2)%	(1.2)	—

Europe	4,165	4,543	(8.3)	1.6	(9.9)
Western Hemisphere excluding U.S.	1,728	1,543	12.0	22.4	(10.4)
Asia-Pacific, Africa	3,222	3,064	5.2	7.7	(2.5)
International	9,115	9,150	(0.4)	7.1	(7.5)

Worldwide	$16,475	16,597	(0.7)%	3.5	(4.2)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2012	2011	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$14,579	15,055	(3.2)%	(3.2)	—

Europe	8,359	8,726	(4.2)	2.9	(7.1)
Western Hemisphere excluding U.S.	3,442	2,979	15.5	22.7	(7.2)
Asia-Pacific, Africa	6,234	6,010	3.7	4.5	(0.8)
International	18,035	17,715	1.8	6.8	(5.0)

Worldwide	$32,614	32,770	(0.5)%	2.2	(2.7)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Second Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2012	2011	(Decr.)

Earnings before provision for taxes on income - as reported	$2,035	3,422	(40.5)%

Intangible asset write-downs	939	—

Net litigation	669	315

Synthes integration/transaction costs and currency related	574	(102)

In-process research and development	429	—

Restructuring - Cordis	—	676

DePuy ASR™ Hip related costs	—	102

Earnings before provision for taxes on income - as adjusted	$4,646	4,413	5.3%

Net Earnings - as reported	$1,408	2,776	(49.3)%

Intangible asset write-downs	717	—

Net litigation	611	242

Synthes integration/transaction costs and currency related	564	(102)

In-process research and development	344	—

Restructuring - Cordis	—	549

DePuy ASR™ Hip related costs	—	83

Net Earnings - as adjusted	$3,644	3,548	2.7%

Diluted Net Earnings per share - as reported	$0.50	1.00	(50.0)%

Intangible asset write-downs	0.26	—

Net litigation	0.22	0.09

Synthes integration/transaction costs and currency related	0.20	(0.04)

In-process research and development	0.12	—

Restructuring - Cordis	—	0.20

DePuy ASR™ Hip related costs	—	0.03

Diluted Net Earnings per share - as adjusted	$1.30	1.28	1.6%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Six Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2012	2011	(Decr.)

Earnings before provision for taxes on income - as reported	$7,080	$7,932	(10.7)%

Intangible asset write-downs	939	—

Net litigation	669	576

Synthes integration/transaction costs and currency related	457	(102)

In-process research and development	429	—

Restructuring - Cordis	—	676

DePuy ASR™ Hip related costs	—	187

Earnings before provision for taxes on income - as adjusted	$9,574	9,269	3.3%

Net Earnings - as reported	$5,318	6,252	(14.9)%

Intangible asset write-downs	717	—

Net litigation	611	444

Synthes integration/transaction costs and currency related	458	(102)

In-process research and development	344	—

Restructuring - Cordis	—	549

DePuy ASR™ Hip related costs	—	152

Net Earnings - as adjusted	$7,448	7,295	2.1%

Diluted Net Earnings per share - as reported	$1.91	2.25	(15.1)%

Intangible asset write-downs	0.26	—

Net litigation	0.22	0.16

Synthes integration/transaction costs and currency related	0.16	(0.04)

In-process research and development	0.12	—

Restructuring - Cordis	—	0.20

DePuy ASR™ Hip related costs	—	0.06

Diluted Net Earnings per share - as adjusted	$2.67	2.63	1.5%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$106	105	1.0%	1.0%	—%
Intl	472	493	(4.3)	3.5	(7.8)
WW	578	598	(3.3)	3.2	(6.5)

ORAL CARE
US	159	158	0.6	0.6	—
Intl	249	241	3.3	11.9	(8.6)
WW	408	399	2.3	7.5	(5.2)

OTC/NUTRITIONALS
US	336	330	1.8	1.8	—
Intl	696	753	(7.6)	0.1	(7.7)
WW	1,032	1,083	(4.7)	0.6	(5.3)

SKIN CARE
US	471	449	4.9	4.9	—
Intl	442	480	(7.9)	(0.3)	(7.6)
WW	913	929	(1.7)	2.2	(3.9)

WOMEN'S HEALTH
US	80	121	(33.9)	(33.9)	—
Intl	322	356	(9.6)	(0.2)	(9.4)
WW	402	477	(15.7)	(8.7)	(7.0)

WOUND CARE/OTHER
US	161	176	(8.5)	(8.5)	—
Intl	125	131	(4.6)	2.8	(7.4)
WW	286	307	(6.8)	(3.7)	(3.1)

TOTAL CONSUMER
US	1,313	1,339	(1.9)	(1.9)	—
Intl	2,306	2,454	(6.0)	2.0	(8.0)
WW	$3,619	3,793	(4.6)%	0.6%	(5.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$1,471	1,524	(3.5)%	(3.5)%	—%
Intl	448	131	*	*	(8.1)
WW	1,919	1,655	16.0	18.2	(2.2)
REMICADE
US	890	836	6.5	6.5	—
US Exports (3)	366	527	(30.6)	(30.6)	—
Intl	267	8	*	*	(8.3)
WW	1,523	1,371	11.1	12.7	(1.6)
SIMPONI
US	63	61	3.3	3.3	—
Intl	62	6	*	*	(5.8)
WW	125	67	86.6	89.5	(2.9)
STELARA
US	152	100	52.0	52.0	—
Intl	96	76	26.3	35.1	(8.8)
WW	248	176	40.9	45.7	(4.8)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	23	41	(43.9)	(39.2)	(4.7)
WW	23	41	(43.9)	(39.2)	(4.7)

INFECTIOUS DISEASES
US	237	351	(32.5)	(32.5)	—
Intl	551	477	15.5	26.0	(10.5)
WW	788	828	(4.8)	1.3	(6.1)
INTELENCE
US	42	38	10.5	10.5	—
Intl	49	41	19.5	30.4	(10.9)
WW	91	79	15.2	20.8	(5.6)
LEVAQUIN/FLOXIN
US	7	149	(95.3)	(95.3)	—
Intl	9	10	(10.0)	(2.7)	(7.3)
WW	16	159	(89.9)	(89.4)	(0.5)
PREZISTA
US	166	128	29.7	29.7	—
Intl	207	185	11.9	22.6	(10.7)
WW	373	313	19.2	25.5	(6.3)
OTHER INFECTIOUS DISEASES
US	22	36	(38.9)	(38.9)	—
Intl	286	241	18.7	29.1	(10.4)
WW	308	277	11.2	20.2	(9.0)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$658	684	(3.8)%	(3.8)%	—%
Intl	1,056	1,096	(3.6)	3.2	(6.8)
WW	1,714	1,780	(3.7)	0.5	(4.2)
CONCERTA/METHYLPHENIDATE
US	146	234	(37.6)	(37.6)	—
Intl	122	115	6.1	14.0	(7.9)
WW	268	349	(23.2)	(20.6)	(2.6)
INVEGA
US	76	76	0.0	0.0	—
Intl	66	52	26.9	33.6	(6.7)
WW	142	128	10.9	13.6	(2.7)
INVEGA SUSTENNA/XEPLION
US	120	70	71.4	71.4	—
Intl	75	7	*	*	(8.8)
WW	195	77	*	*	(3.4)
RISPERDAL CONSTA
US	110	110	0.0	0.0	—
Intl	245	294	(16.7)	(9.3)	(7.4)
WW	355	404	(12.1)	(6.7)	(5.4)
OTHER NEUROSCIENCE
US	206	194	6.2	6.2	—
Intl	548	628	(12.7)	(7.3)	(5.4)
WW	754	822	(8.3)	(4.2)	(4.1)

ONCOLOGY
US	119	93	28.0	28.0	—
Intl	467	459	1.7	11.2	(9.5)
WW	586	552	6.2	14.1	(7.9)
DOXIL/CAELYX
US	6	56	(89.3)	(89.3)	—
Intl	7	82	(91.5)	(89.9)	(1.6)
WW	13	138	(90.6)	(89.7)	(0.9)
VELCADE
US	—	—	—	—	—
Intl	318	347	(8.4)	(0.1)	(8.3)
WW	318	347	(8.4)	(0.1)	(8.3)
ZYTIGA
US	113	37	*	*	—
Intl	119	12	*	*	(10.0)
WW	232	49	*	*	(5.1)
OTHER ONCOLOGY
US	—	—	—	—	—
Intl	23	18	27.8	36.4	(8.6)
WW	23	18	27.8	36.4	(8.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$609	587	3.7%	3.7%	—%
Intl	675	831	(18.8)	(11.8)	(7.0)
WW	1,284	1,418	(9.4)	(5.3)	(4.1)
ACIPHEX/PARIET
US	104	101	3.0	3.0	—
Intl	128	146	(12.3)	(2.8)	(9.5)
WW	232	247	(6.1)	(0.5)	(5.6)
PROCRIT/EPREX
US	232	257	(9.7)	(9.7)	—
Intl	169	218	(22.5)	(14.9)	(7.6)
WW	401	475	(15.6)	(12.1)	(3.5)
OTHER
US	273	229	19.2	19.2	—
Intl	378	467	(19.1)	(13.2)	(5.9)
WW	651	696	(6.5)	(2.6)	(3.9)

TOTAL PHARMACEUTICAL
US	3,094	3,239	(4.5)	(4.5)	—
Intl	3,197	2,994	6.8	15.5	(8.7)
WW	$6,291	6,233	0.9%	5.1%	(4.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2012	2011	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (4)

CARDIOVASCULAR CARE
US	$195	210	(7.1)%	(7.1)%	—%
Intl	309	377	(18.0)	(13.1)	(4.9)
WW	504	587	(14.1)	(10.9)	(3.2)

DIABETES CARE
US	337	333	1.2	1.2	—
Intl	336	348	(3.4)	4.6	(8.0)
WW	673	681	(1.2)	2.9	(4.1)

DIAGNOSTICS
US	258	281	(8.2)	(8.2)	—
Intl	256	269	(4.8)	0.8	(5.6)
WW	514	550	(6.5)	(3.8)	(2.7)

GENERAL SURGERY
US	602	621	(3.1)	(3.1)	—
Intl	1,038	1,079	(3.8)	3.1	(6.9)
WW	1,640	1,700	(3.5)	0.9	(4.4)

INFECTION PREVENTION/OTHER
US	99	98	1.0	1.0	—
Intl	131	134	(2.2)	3.3	(5.5)
WW	230	232	(0.9)	2.3	(3.2)

ORTHOPAEDICS
US	873	770	13.4	13.4	—
Intl	755	699	8.0	14.8	(6.8)
WW	1,628	1,469	10.8	14.0	(3.2)

SPECIALTY SURGERY
US	336	311	8.0	8.0	—
Intl	310	309	0.3	7.6	(7.3)
WW	646	620	4.2	7.8	(3.6)

VISION CARE
US	253	245	3.3	3.3	—
Intl	477	487	(2.1)	1.2	(3.3)
WW	730	732	(0.3)	1.9	(2.2)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,953	2,869	2.9	2.9	—
Intl	3,612	3,702	(2.4)	3.8	(6.2)
WW	$6,565	6,571	(0.1)%	3.4%	(3.5)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$205	210	(2.4)%	(2.4)%	—%
Intl	913	949	(3.8)	1.7	(5.5)
WW	1,118	1,159	(3.5)	1.0	(4.5)

ORAL CARE
US	314	321	(2.2)	(2.2)	—
Intl	481	469	2.6	8.5	(5.9)
WW	795	790	0.6	4.1	(3.5)

OTC/NUTRITIONALS
US	717	727	(1.4)	(1.4)	—
Intl	1,419	1,485	(4.4)	0.9	(5.3)
WW	2,136	2,212	(3.4)	0.2	(3.6)

SKIN CARE
US	924	875	5.6	5.6	—
Intl	896	953	(6.0)	(1.0)	(5.0)
WW	1,820	1,828	(0.4)	2.2	(2.6)

WOMEN'S HEALTH
US	173	246	(29.7)	(29.7)	—
Intl	638	690	(7.5)	(0.8)	(6.7)
WW	811	936	(13.4)	(8.5)	(4.9)

WOUND CARE/OTHER
US	296	305	(3.0)	(3.0)	—
Intl	238	245	(2.9)	2.3	(5.2)
WW	534	550	(2.9)	(0.6)	(2.3)

TOTAL CONSUMER
US	2,629	2,684	(2.0)	(2.0)	—
Intl	4,585	4,791	(4.3)	1.2	(5.5)
WW	$7,214	7,475	(3.5)%	0.0%	(3.5)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$2,924	2,960	(1.2)%	(1.2)%	—%
Intl	890	275	*	*	(5.2)
WW	3,814	3,235	17.9	19.1	(1.2)
REMICADE
US	1,772	1,624	9.1	9.1	—
US Exports (3)	744	1,017	(26.8)	(26.8)	—
Intl	528	15	*	*	(5.3)
WW	3,044	2,656	14.6	15.6	(1.0)
SIMPONI
US	127	114	11.4	11.4	—
Intl	114	48	*	*	(8.6)
WW	241	162	48.8	51.3	(2.5)
STELARA
US	281	205	37.1	37.1	—
Intl	188	137	37.2	45.5	(8.3)
WW	469	342	37.1	40.4	(3.3)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	60	75	(20.0)	(16.6)	(3.4)
WW	60	75	(20.0)	(16.6)	(3.4)

INFECTIOUS DISEASES
US	479	975	(50.9)	(50.9)	—
Intl	1,064	784	35.7	44.3	(8.6)
WW	1,543	1,759	(12.3)	(8.5)	(3.8)
INTELENCE
US	85	76	11.8	11.8	—
Intl	86	72	19.4	27.4	(8.0)
WW	171	148	15.5	19.4	(3.9)
LEVAQUIN/FLOXIN
US	25	571	(95.6)	(95.6)	—
Intl	20	22	(9.1)	(3.9)	(5.2)
WW	45	593	(92.4)	(92.2)	(0.2)
PREZISTA
US	326	254	28.3	28.3	—
Intl	371	325	14.2	22.2	(8.0)
WW	697	579	20.4	24.9	(4.5)
OTHER INFECTIOUS DISEASES
US	43	74	(41.9)	(41.9)	—
Intl	587	365	60.8	70.3	(9.5)
WW	630	439	43.5	51.4	(7.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$1,332	1,372	(2.9)%	(2.9)%	—%
Intl	2,029	2,153	(5.8)	(1.3)	(4.5)
WW	3,361	3,525	(4.7)	(1.9)	(2.8)
CONCERTA/METHYLPHENIDATE
US	343	488	(29.7)	(29.7)	—
Intl	233	223	4.5	10.1	(5.6)
WW	576	711	(19.0)	(17.2)	(1.8)
INVEGA
US	145	145	0.0	0.0	—
Intl	118	103	14.6	18.8	(4.2)
WW	263	248	6.0	7.8	(1.8)
INVEGA SUSTENNA/XEPLION
US	220	135	63.0	63.0	—
Intl	136	7	*	*	(6.2)
WW	356	142	*	*	(2.4)
RISPERDAL CONSTA
US	223	224	(0.4)	(0.4)	—
Intl	493	584	(15.6)	(10.5)	(5.1)
WW	716	808	(11.4)	(7.7)	(3.7)
OTHER NEUROSCIENCE
US	401	380	5.5	5.5	—
Intl	1,049	1,236	(15.1)	(11.7)	(3.4)
WW	1,450	1,616	(10.3)	(7.7)	(2.6)

ONCOLOGY
US	226	157	43.9	43.9	—
Intl	956	834	14.6	21.8	(7.2)
WW	1,182	991	19.3	25.3	(6.0)
DOXIL/CAELYX
US	13	120	(89.2)	(89.2)	—
Intl	24	157	(84.7)	(83.4)	(1.3)
WW	37	277	(86.6)	(85.9)	(0.7)
VELCADE
US	—	—	—	—	—
Intl	671	627	7.0	13.4	(6.4)
WW	671	627	7.0	13.4	(6.4)
ZYTIGA
US	213	37	*	*	—
Intl	219	17	*	*	(7.1)
WW	432	54	*	*	(3.6)
OTHER ONCOLOGY
US	—	—	—	—	—
Intl	42	33	27.3	33.2	(5.9)
WW	42	33	27.3	33.2	(5.9)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$1,159	1,166	(0.6)%	(0.6)%	—%
Intl	1,365	1,616	(15.5)	(10.9)	(4.6)
WW	2,524	2,782	(9.3)	(6.6)	(2.7)
ACIPHEX/PARIET
US	200	210	(4.8)	(4.8)	—
Intl	254	276	(8.0)	(1.5)	(6.5)
WW	454	486	(6.6)	(2.9)	(3.7)
PROCRIT/EPREX
US	436	447	(2.5)	(2.5)	—
Intl	341	425	(19.8)	(14.5)	(5.3)
WW	777	872	(10.9)	(8.3)	(2.6)
OTHER
US	523	509	2.8	2.8	—
Intl	770	915	(15.8)	(12.1)	(3.7)
WW	1,293	1,424	(9.2)	(6.8)	(2.4)

TOTAL PHARMACEUTICAL
US	6,120	6,630	(7.7)	(7.7)	—
Intl	6,304	5,662	11.3	17.3	(6.0)
WW	$12,424	12,292	1.1%	3.9%	(2.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2012	2011	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (4)

CARDIOVASCULAR CARE
US	$371	452	(17.9)%	(17.9)%	—%
Intl	615	770	(20.1)	(17.2)	(2.9)
WW	986	1,222	(19.3)	(17.5)	(1.8)
DIABETES CARE
US	689	644	7.0	7.0	—
Intl	654	674	(3.0)	2.5	(5.5)
WW	1,343	1,318	1.9	4.7	(2.8)
DIAGNOSTICS
US	511	546	(6.4)	(6.4)	—
Intl	515	525	(1.9)	1.6	(3.5)
WW	1,026	1,071	(4.2)	(2.5)	(1.7)
GENERAL SURGERY
US	1,195	1,217	(1.8)	(1.8)	—
Intl	2,070	2,104	(1.6)	2.8	(4.4)
WW	3,265	3,321	(1.7)	1.1	(2.8)
INFECTION PREVENTION/OTHER
US	215	193	11.4	11.4	—
Intl	259	255	1.6	4.8	(3.2)
WW	474	448	5.8	7.6	(1.8)
ORTHOPAEDICS
US	1,656	1,581	4.7	4.7	—
Intl	1,465	1,391	5.3	9.5	(4.2)
WW	3,121	2,972	5.0	6.9	(1.9)
SPECIALTY SURGERY
US	663	607	9.2	9.2	—
Intl	611	590	3.6	8.4	(4.8)
WW	1,274	1,197	6.4	8.8	(2.4)
VISION CARE
US	530	501	5.8	5.8	—
Intl	957	953	0.4	1.9	(1.5)
WW	1,487	1,454	2.3	3.3	(1.0)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	5,830	5,741	1.6	1.6	—
Intl	7,146	7,262	(1.6)	2.2	(3.8)
WW	$12,976	13,003	(0.2)%	1.9%	(2.1)%
*Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure